UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05299

T. Rowe Price Science & Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Report to Shareholders

Science & Technology Fund	June 30, 2014

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Despite some volatility in the spring, technology stocks built on their strong recent gains in the first half of 2014. Investors were encouraged to see healthy profit growth at many companies, and expectations for a better economic environment in the coming months also drove gains. We are pleased to report that your fund recorded a good gain in this environment and slightly outpaced its benchmarks. Attractive opportunities have become somewhat harder to find as the market has continued its climb. We are confident, however, in the fund’s positioning and we remain focused on intensive research to evaluate the prospects of both existing and potential holdings.

Your fund returned 7.21% in the six months ended June 30, 2014, slightly outperforming its Lipper peer group index and the broad S&P 500 Index. (Returns for the Advisor Class shares were slightly lower, reflecting its different cost structure.) The fund saw its top contribution from the strongly performing semiconductor sector, but our performance relative to the Lipper index benefited most from favorable stock selection, particularly in the software industry.

MARKET ENVIRONMENT

The bull market continued into its sixth year in early 2014, despite several obstacles and heightened volatility in some segments. The year got off to a poor start, as several indicators suggested that the economy had weakened considerably as 2013 came to a close. Worries about a slowdown in China and a liquidity flight from other emerging markets also weighed on stocks. Better economic data in the spring helped bolster sentiment, however, and suggested that the slowdown had been temporary and due largely to exceptionally severe winter weather. Investors seemed emboldened by continued growth in overall corporate profits, which demonstrated that corporations continued to find ways to improve margins even as the overall economy grew at a modest pace.

A notable development in the period was a steep but relatively brief sell-off in highly valued, fast-growing companies. Investors appeared to grow more risk averse in March and April, due possibly to the threat of rising short-term interest rates, as well as to global threats such as the turmoil in Ukraine and slowing growth in China. While the overall market suffered some volatility, much of the selling was focused on the stocks that had led 2013’s advance, many of which were clustered in the technology sector. Calming geopolitical fears and a brighter economic outlook in May and June helped many of these stocks regain their losses, however, and technology stocks ended up marginally outperforming the overall market in the first half of the year. Within the sector, hardware and equipment firms handily outperformed software and services companies.

PORTFOLIO REVIEW

Technology stocks rose modestly in the first half as the economic recovery continued, corporate earnings remained generally favorable, and investor optimism drove higher valuations. The technology sector continues to be vibrant; fast evolving; and defined by the anytime, anywhere availability of technology-enabled services—with smartphones and tablet computers providing continuous access to the Internet and mobile applications.

In previous letters, we have discussed how cloud computing—a new technology usage model in which firms such as Amazon.com provide technology capabilities to businesses from their own data centers—is offering businesses an increasingly attractive adjunct or alternative to traditional company-owned data centers. People around the world are continuing to purchase more and more myriad physical goods and electronic content from their phones and tablets, while connecting increasingly with others via social networking applications. Leaders of these key industry trends, such as Amazon, Netflix, LinkedIn, and ServiceNow, are delivering strong growth and reinvesting earnings to create a lasting competitive advantage and larger profit potential. Early in the year, investor exuberance drove the stocks of many high-growth Internet and cloud computing companies to all-time highs. The spring swoon mentioned above, however, brought many of these stocks to much more attractive prices, and we added to several we already owned and initiated positions in many others, including Vipshop Holdings, MercadoLibre, and NetSuite. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund remains diversified across the principal segments of science and technology. At the end of June, media accounted for 30% of the portfolio, software was 17%, hardware was 13%, and semiconductors were 12%. We had smaller positions in health care (5%), telecom services (4%), and telecom equipment (4%). For the six-month period, we saw our strongest returns from telecom services, semiconductors, and health care, while our media shares recorded a modest overall loss.

Our largest purchase in the first half was Amazon, which fell sharply to compelling prices on market disappointment in expense growth and is now our largest holding. As I have frequently discussed, we foresee an outstanding future for both of Amazon’s businesses—e-commerce and cloud computing. In e-commerce, Amazon has built numerous competitive advantages that position it strongly to pursue a multi-trillion dollar market opportunity. In cloud computing infrastructure technology, where it is also addressing an enormous market, Amazon is by far the largest provider and is rapidly innovating to bolster that lead. The market is concerned about Amazon’s currently limited profitability, but we think that the company’s demonstrated achievement of attractive margins in the past and the benefits of its leading scale and massive loyal customer base point to a highly profitable future.

LinkedIn detracted from performance as it declined in the midst of the aforementioned growth stock weakness. We used the lower prices to make LinkedIn one of the fund’s top holdings. We view LinkedIn, the dominant professional network with more than 300 million members, as an increasingly valuable business with myriad ways to rapidly grow profits over time. For now, LinkedIn is similar to Amazon in that it is investing heavily in improving and expanding its offerings. Likewise, the company is earning much less than it could, making the stock appear expensive, even as our longer-term analysis suggests that it is undervalued.

As noted, we initiated positions in many high-growth companies during their sell-off in the spring. In the Internet space, these included Latin American e-commerce marketplace MercadoLibre and Chinese online discounter Vipshop. Both are small companies that we believe can become large over time as they gain share of retail spending in their geographies. Vipshop was one of our strongest performers in the period, rising sharply on first-quarter earnings that nearly tripled from a year ago.

We increased our holdings in cloud software, often referred to as software-as-a-service. Our positions in the area now include life-sciences-focused Veeva Systems, IT management software provider ServiceNow, enterprise applications vendor NetSuite, travel and expense leader Concur Technologies, and commercial vehicle fleet management player Fleetmatics. We are particularly optimistic about Veeva, which has benefited from its cloud technology and life-sciences expertise to become the leading provider of customer relationship management software for that industry. Veeva has a relatively modest valuation despite being one of the few cloud software companies to have achieved high levels of profitability.

We initiated a sizable position in Stratasys, a leader in 3-D printing formed through the merger 18 months ago of two complementary innovators in that space. Vast improvements in 3-D printing technologies are fueling its adoption and expansion within numerous industries and driving strong industry growth. We’re confident in Stratasys’s ability to continue benefiting from this favorable industry backdrop given its leading technology position and track record of strong execution.

Internet domain name registry operator VeriSign was one of our weakest performers in the first half, as domain name growth slowed and concerns arose in the market around how its registry operations would be regulated in the future. Our research furthered our confidence in the sustainability of VeriSign’s position and in its ability to continue healthy growth and large share repurchases, so we added to our position.

Our focus remains mostly on technology companies, but we continue to look for opportunities in other industries where we see technology and innovation creating business value, including in health care. In the first half, we initiated a position in Intuitive Surgical, which makes robotic systems used to perform surgeries, including prostatectomies and hysterectomies. Intuitive’s history of innovation gives us confidence that it can continue meaningfully improving its offerings, resulting in their use in more and more types of surgery. In a much different part of the broader robotics industry, we also own iRobot, which is best known for its floor-cleaning robot, Roomba, and boasts outstanding broader robotics technology and expertise.

We trimmed our Microsoft position on continued strength, but it remains a sizable position. Microsoft is a large and complex company, but at its core it is a very strong business selling software, such as Office and SQL Server, to businesses. We have long felt that this business was underappreciated by investors, who have typically focused on Microsoft’s struggles in smartphones and tablets. Coincident with improved earnings performance and progress in cloud computing, the market has finally rewarded the stock.

STRATEGY REVIEW AND OUTLOOK

Stocks have achieved dramatic gains in the past five years, and technology stocks have participated strongly in this protracted bull market. At year-end, I mentioned we were not seeing as many great opportunities, and, except during the brief high-growth stock correction in the spring, this remains the case. Importantly, this observation comes from the bottom-up company research and valuation analysis that is our focus and in which I am confident. The dearth of opportunities makes me wonder if tougher times are ahead for the broader stock market. That said, and while the fund’s cash level remains higher than typical, we are cognizant of the low success rate of market forecasters, and we are not positioning the fund for a down market; rather, we remain focused on bottom-up research to unearth undervalued companies, and we are putting substantial money behind those in which we hold high confidence. This is evidenced in the large weights of top holdings Amazon, Google, Red Hat, LinkedIn, and Baidu.

Technological innovation continues to drive a rapid rate of change in the industry and enables companies to create or lose value in relatively short periods of time. It is critical for technology investors to accurately assess the state of the industry and the direction of its key drivers. We will continue to intensively research industry trends and individual companies, while remaining rigorous in our valuation analysis to both validate the fund’s holdings and identify worthy new positions.

As I have noted on many occasions, I am fortunate in this effort to work closely with a team of experienced technology analysts. Their research and insights are instrumental to my management of the fund, and I’m confident that our joint efforts will benefit shareholders over time. Thank you for your continued support.

Respectfully submitted,

Kennard W. Allen
President of the fund and chairman of its Investment Advisory Committee

July 25, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in categories defined by Lipper Inc.

Lipper Science & Technology Funds Index: An index of science and technology mutual fund performance returns for specified periods as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/14
Amazon.com	6.8%
Google	5.1
Red Hat	3.9
LinkedIn	3.8
Baidu	3.7
Western Digital	3.2
Altera	3.0
Dell	2.7
Autodesk	2.7
SoftBank	2.3
Microsoft	2.2
ASML Holding	2.0
Priceline	1.9
Intuitive Surgical	1.9
Stratasys	1.9
Cisco Systems	1.9
Rackspace Hosting	1.7
Ctrip.com International	1.6
Citrix Systems	1.6
VeriSign	1.5
Check Point Software Technologies	1.5
ARM Holdings	1.4
Apple	1.4
Mellanox Technologies	1.4
Veeva Systems	1.3
Total	62.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 91.6%		
BUSINESS SERVICES 1.6%		
Miscellaneous Business Services 1.6%		
Ctrip.com International, ADR (1)	904,200	57,905
Total Business Services		57,905
ENERGY 0.6%		
Energy Related 0.6%		
First Solar (1)	267,621	19,017
STR Holdings (1)(2)	2,958,300	3,994
Total Energy		23,011
HARDWARE 13.2%		
Consumer Electronics 2.4%		
Apple	524,900	48,779
RealD (1)(2)	2,906,400	37,086
		85,865
Enterprise Hardware 10.8%		
Agilent Technologies	478,100	27,462
Dell, Acquisition Date: 12/10/09 - 11/19/12 Acquisition Cost $81,076 (3)(4)	7,045,780	96,879
IPG Photonics (1)	628,600	43,248
National Instruments	1,135,900	36,792
Stratasys (1)	590,200	67,064
Western Digital	1,229,100	113,446
		384,891
Total Hardware		470,756
HEALTH CARE 5.1%		
Healthcare Services 4.4%		
Hospira (1)	843,400	43,325
Intuitive Surgical (1)	163,400	67,288

Veeva Systems, Class A (1)	1,782,700	45,370
		155,983
Medical Devices 0.7%		
Stryker	313,900	26,468
		26,468
Total Health Care		182,451
INFORMATION SERVICES 0.8%		
E-Commerce 0.8%		
Vipshop Holdings, ADR (1)	142,435	26,741
Total Information Services		26,741
IT SERVICES 3.9%		
IT Services 3.9%		
Accenture, Class A	503,200	40,679
Atos (EUR)	150,139	12,508
Atos, Rights 6/30/14 (EUR) (1)	150,139	–
Equinix (1)	125,473	26,361
Rackspace Hosting (1)	1,811,900	60,988
Total IT Services		140,536
MEDIA 29.4%		
Internet E-Commerce 11.7%		
Amazon.com (1)	751,900	244,202
Angie's List (1)	1,750,412	20,900
Coupons.com (1)	61,900	1,629
Coupons.com, Lock-Up Shares, Acquisition Date: 6/1/11 Acquisition Cost $6,730 (1)(4)	491,724	12,290
GrubHub (1)	63,500	2,249
GrubHub Seamless, Acquisition Date: 8/13/13 Acquisition Cost $2,578 (1)(4)	150,977	5,079

HomeAway (1)	972,900	33,876
MercadoLibre	304,900	29,087
Priceline (1)	56,400	67,849
		417,161
Internet Media 14.7%		
Baidu, ADR (1)	705,300	131,757
Google, Class A (1)	157,800	92,261
Google, Class C (1)	157,800	90,779
LinkedIn (1)	788,100	135,136
NAVER (KRW)	19,181	15,829
Sina (1)	751,300	37,392
Yandex, Class A (1)	586,300	20,896
Youku.com, Class A, Acquisition Date: 9/15/10 - 6/14/11 Acquisition Cost $— (1)(4)	10	—
		524,050
Media & Entertainment 3.0%		
Liberty Global (1)	735,600	31,123
Netflix (1)	75,000	33,045
Twenty-First Century Fox, Class A	1,277,000	44,887
		109,055
Total Media		1,050,266
SEMICONDUCTORS 11.6%		
Analog Semiconductors 1.6%		
ON Semiconductor (1)	2,873,839	26,267
Semtech (1)	1,189,900	31,116
		57,383
Digital Semiconductors 7.1%		
Altera	3,067,700	106,633
ARM Holdings, ADR	1,141,700	51,651
Atmel (1)	4,730,100	44,321

Mellanox Technologies (1)	1,392,427	48,540
		251,145
Semiconductor Capital Equipment 2.9%		
Applied Materials	1,426,600	32,170
ASML Holding	770,500	71,864
		104,034
Total Semiconductors		412,562
SOFTWARE 16.7%		
Applications Software 1.8%		
Atlassian, Class A1, ADR, Acquisition Date: 4/9/14 Acquisition Cost $684 (1)(3)(4)	42,749	684
Atlassian, Class A2, ADR, Acquisition Date: 4/9/14 Acquisition Cost $2,461 (1)(3)(4)	153,791	2,461
Atlassian, Class A3, ADR, Acquisition Date: 4/9/14 Acquisition Cost $471 (1)(3)(4)	29,449	471
Atlassian, Series 1, ADR, Acquisition Date: 4/9/14 Acquisition Cost $1,201 (1)(3)(4)	75,039	1,201
Atlassian, Series 2, ADR, Acquisition Date: 4/9/14 Acquisition Cost $3,215 (1)(3)(4)	200,917	3,215
Atlassian, Series A, ADR, Acquisition Date: 4/9/14 Acquisition Cost $2,377 (1)(3)(4)	148,577	2,377
Concur Technologies (1)	150,200	14,020
Fleetmatics (1)	383,000	12,386
NetSuite (1)	228,094	19,817
OPOWER (1)	46,500	876
RealNetworks (1)	919,387	7,015
		64,523
Consumer Software 0.2%		
Nintendo (JPY)	51,200	6,128
		6,128

Enterprise Software 0.8%		
iRobot (1)	661,100	27,072
		27,072
Infrastructure Software 7.6%		
Citrix Systems (1)	894,100	55,926
Microsoft	1,843,500	76,874
Red Hat (1)	2,522,235	139,404
		272,204
Systems Software 3.6%		
Check Point Software Technologies (1)	775,300	51,968
ServiceNow (1)	365,100	22,622
VeriSign (1)	1,105,500	53,959
		128,549
Technical Software 2.7%		
Autodesk (1)	1,708,479	96,324
		96,324
Total Software		594,800
TECHNOLOGY 0.1%		
Software & Services 0.1%		
Dropbox, Class B, Acquisition Date: 5/1/12 Acquisition Cost $1,031 (1)(3)(4)	113,932	1,666
Total Technology		1,666
TELECOM EQUIPMENT 4.2%		
Wireless Equipment 0.4%		
Trimble Navigation (1)	407,600	15,061
		15,061
Wireline Equipment 3.8%		
Aruba Networks (1)	2,318,339	40,617

TECHNOLOGY 0.6%

Software & Services 0.6%

Dropbox, Series A, Acquisition Date: 5/1/12 Acquisition Cost $1,280 (1)(3)(4)	141,484	2,069
Dropbox, Series A-1, Acquisition Date: 5/1 - 5/29/12 Acquisition Cost $12,318 (1)(3)(4)	1,361,224	19,905
Total Technology		21,974
Total Convertible Preferred Stocks (Cost $18,332)		31,021

SHORT-TERM INVESTMENTS 7.9%

Money Market Funds 7.9%

T. Rowe Price Government Reserve Investment Fund, 0.04% (2)(5)	283,354,029	283,354
Total Short-Term Investments (Cost $283,354)		283,354
Total Investments in Securities 100.4% of Net Assets (Cost $3,005,961)		**$ 3,580,687**

‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Affiliated Companies
(3) Level 3 in fair value hierarchy. See Note 2.
(4) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $157,344 and represents 4.4% of net assets.
(5) Seven-day yield
ADR American Depository Receipts
EUR Euro
HKD Hong Kong Dollar
JPY Japanese Yen
KRW South Korean Won

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/14	Value 12/31/13
RealD	$ —	$ 9,041	$ —	$ 37,086	$ 28,275
STR Holdings	—	—	—	3,994	4,645
T. Rowe Price Government Reserve Investment Fund, 0.04%	¤	¤	51	283,354	368,581
T. Rowe Price Short-Term Reserve Fund, 0.05%	¤	¤	—^	—	—
Totals			$ 51	$ 324,434	$ 401,501

¤ Purchase and sale information not shown for cash management funds.
^ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 356,482
Dividend income	51
Interest income	—
Investment income	$ 51
Realized gain (loss) on securities	$ (3,887)
Capital gain distributions from mutual funds	$ —

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,005,961)	$ 3,580,687
Receivable for shares sold	3,781
Receivable for investment securities sold	2,696
Dividends receivable	726
Cash	46
Other assets	190
Total assets	3,588,126
Liabilities	
Payable for investment securities purchased	14,327
Payable for shares redeemed	3,849
Investment management fees payable	1,843
Due to affiliates	476
Other liabilities	456
Total liabilities	20,951
NET ASSETS	$ 3,567,175
Net Assets Consist of:	
Accumulated net investment loss	$ (4,871)
Accumulated undistributed net realized gain	373,028
Net unrealized gain	574,695
Paid-in capital applicable to 85,203,853 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	2,624,323
NET ASSETS	$ 3,567,175
NET ASSET VALUE PER SHARE	
Investor Class	
($3,130,909,760 / 74,686,184 shares outstanding)	$ 41.92
Advisor Class	
($436,264,978 / 10,517,669 shares outstanding)	$ 41.48

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment loss	$ (4,871)	$ (3,375)
Net realized gain	380,960	157,088
Change in net unrealized gain / loss	(139,027)	896,676
Increase in net assets from operations	237,062	1,050,389
Capital share transactions*		
Shares sold		
Investor Class	220,228	325,169
Advisor Class	25,305	111,960
Shares redeemed		
Investor Class	(226,598)	(505,419)
Advisor Class	(119,451)	(74,079)
Decrease in net assets from capital share transactions	(100,516)	(142,369)
Net Assets		
Increase during period	136,546	908,020
Beginning of period	3,430,629	2,522,609
End of period	**$ 3,567,175**	**$ 3,430,629**
Undistributed (accumulated) net investment income (loss)	(4,871)	–
*Share information		
Shares sold		
Investor Class	5,554	9,956
Advisor Class	646	3,189
Shares redeemed		
Investor Class	(5,737)	(15,714)
Advisor Class	(3,123)	(2,375)
Decrease in shares outstanding	(2,660)	(4,944)

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Science & Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares: the Science & Technology Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1987, and the Science & Technology Fund–Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $47,000 for the six months ended June 30, 2014.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2014, totaled $12,151,000 for the six months ended June 30, 2014. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers into Level 3 resulted from a lack of observable market data for the security and transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2014, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,313,646,000 and $1,320,538,000, respectively, for the six months ended June 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of December 31, 2013, the fund had $3,909,000 of available capital loss carryforwards, which all expire in fiscal 2017. Further, $2,931,000 of the fund’s available capital loss carryforwards acquired through tax-free reorganizations may be subject to certain limitations on amount or timing of use.

At June 30, 2014, the cost of investments for federal income tax purposes was $3,012,963,000. Net unrealized gain aggregated $567,693,000 at period-end, of which $672,355,000 related to appreciated investments and $104,662,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2014, expenses incurred pursuant to these service agreements were $73,000 for Price Associates; $1,277,000 for T. Rowe Price Services, Inc.; and $644,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2014, the fund was charged $22,000 for shareholder servicing costs related to the college savings plans, of which $13,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2014, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class and Advisor Class in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio for the Investor Class was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Science & Technology Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 18, 2014